SUPPLEMENT DATED FEBRUARY 18, 2025
TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES, PROSPECTUSES AND
STATEMENTS OF ADDITIONAL INFORMATION (“SAIs”)
OF
ABACUS FCF INTERNATIONAL LEADERS ETF (ABLG)
ABACUS FCF LEADERS ETF (ABFL)
ABACUS FCF INNOVATION LEADERS ETF (ABOT)
ABACUS TACTICAL HIGH YIELD ETF (ABHY)
ABACUS FCF REAL ASSETS LEADERS ETF (ABLD)

(each a “Fund” and, together, the “Funds”)
(each a series of Abacus FCF ETF Trust)

Important Notice to Investors

Capitalized terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in each Fund’s Summary Prospectus, Prospectus and SAI.

Effective February 19, 2025, the Funds’ website will be www.abacusfcf.com. All references to the Funds’ website currently in each Fund’s Summary Prospectus, Prospectus and SAI will be superseded.

Please keep this supplement with your Summary Prospectus, Prospectus and SAI for future reference.